FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------


                  FIRST AMENDMENT (this "Amendment"), dated as of July 7, 1999, among SCOTSMAN HOLDINGS, INC., a Delaware corporation ("Holdings"), WILLIAMS SCOTSMAN, INC., a Maryland corporation (the "Borrower"), the Lenders from time to time party to the Credit Agreement referred to below, BANKERS TRUST COMPANY, as Issuing Bank, BT COMMERCIAL CORPORATION, acting as Administrative Agent and Co-Syndication Agent, NATIONSBANK, N.A., acting as Co-Syndication Agent, and GOLDMAN SACHS CREDIT PARTNERS L.P., acting as Documentation Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :

                   WHEREAS, Holdings, the Borrower, the Lenders, the Issuing Bank, the Administrative Agent, the Co-Syndication Agents and the Documentation Agent are parties to a Credit Agreement, dated as of May 22, 1997 and amended and restated as of September 1, 1998, (as in effect on the date hereof, the "Credit Agreement"); and

                   WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                   NOW, THEREFORE, it is agreed:

                  1. Section 2.2(a)(ii)(B) of the Credit Agreement is hereby amended by deleting the percentage "Sixty-five percent (65%)" set forth therein and inserting the percentage "Seventy percent (70%)" in lieu thereof.

                  2. Section 7.17(a)(vii) of the Credit Agreement is hereby amended by replacing the amount of "$25,000,000" set forth therein with the amount of "$30,000,000".

                  3. Section 8.3(f) of the Credit Agreement is hereby amended by replacing the amount of "$20,000,000" set forth therein with the amount of "$40,000,000".

                  4. The definition of "Eligible Rental Equipment" is hereby amended by deleting the phrase "type 'D' or 'E' consistent" set forth in clause
(i) thereof and inserting the phrase "type 'E' or 'F' consistent" in lieu thereof.

                  5. In order to induce the Lenders to enter into this Amendment, Holdings and the Borrower hereby represent and warrant that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (as defined below) after giving effect to this Amendment and (ii) there exists no Default or Event of Default on the Amendment Effective Date after giving effect to this Amendment.

                  6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  9. This Amendment shall become effective on the date (the "Amendment Effective Date") when Holdings, the Borrower, each Subsidiary Guarantor and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) the same to the Administrative Agent at its Notice Office. This Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

                  10. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                               SCOTSMAN HOLDINGS, INC.

                               By__________________________________________
                                 Name:
                                 Title:


                               WILLIAMS SCOTSMAN, INC.

                               By__________________________________________
                                 Name:
                                 Title:


                               BANKERS TRUST COMPANY,
                                   as Issuing Bank

                               By___________________________________________
                                 Name:
                                 Title:


                               BT COMMERCIAL CORPORATION,
                                  Individually and as Administrative Agent and Co-Syndication Agent

                               By___________________________________________
                                 Name:
                                 Title:


                               NATIONSBANK, N.A.,
                                   Individually and as Co-Syndication Agent

                               By___________________________________________
                                 Name:
                                 Title:

                                       GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                         Individually and as Documentation Agent


                                       By____________________________________
                                         Name:
                                         Title:


                                       BANKBOSTON, N.A

                                       By____________________________________
                                         Name:
                                         Title:


                                       THE BANK OF NOVA SCOTIA

                                       By____________________________________
                                         Name:
                                         Title:


                                       CANADIAN IMPERIAL BANK OF COMMERCE

                                       By____________________________________
                                         Name:
                                         Title:


                                       THE CIT GROUP/BUSINESS CREDIT, INC.

                                       By____________________________________
                                         Name:
                                         Title:

                                           CONGRESS FINANCIAL CORPORATION

                                           By_________________________________
                                             Name:
                                             Title:


                                           CRESCENT/MACH I PARTNERS, L.P.
                                             by: TCW Asset Management Company
                                             Its Investment Manager

                                           By_________________________________
                                             Name:
                                             Title:


                                           DEBT STATEGIES FUND III, INC.

                                           By_________________________________
                                             Name:
                                             Title:


                                           DIME COMMERCIAL CORP.

                                           By_________________________________
                                             Name:
                                             Title:


                                           FLEET BANK, N.A.

                                           By_________________________________
                                             Name:
                                             Title:

                                           FLEET CAPITAL CORPORATION

                                           By_________________________________
                                             Name:
                                             Title:


                                           FREMONT FINANCIAL CORPORATION

                                           By_________________________________
                                             Name:
                                             Title:


                                           THE FUJI BANK, LIMITED

                                           By_________________________________
                                             Name:
                                             Title:


                                           GREEN TREE FINANCIAL SERVICING
                                           CORPORATION

                                           By_________________________________
                                             Name:
                                             Title:


                                           HELLER FINANCIAL, INC.

                                           By_________________________________
                                             Name:
                                             Title:

                                        IBJ SCHRODER BUSINESS CREDIT
                                        CORPORATION

                                        By____________________________________
                                          Name:
                                          Title:


                                        LASALLE NATIONAL BANK

                                        By____________________________________
                                          Name:
                                          Title:


                                        MERCANTILE SAFE DEPOSIT AND TRUST
                                        COMPANY

                                        By___________________________________
                                          Name:
                                          Title:


                                        NATIONAL BANK OF CANADA, A
                                        CANADIAN CHARTERED BANK

                                       By___________________________________
                                          Name:
                                          Title:


                                        By____________________________________
                                          Name:
                                          Title:

                      NATIONAL CITY COMMERICAL FINANCE,
                      INC.

                      By___________________________________________
                        Name:
                        Title:


                      OAK HILL SECURITIES FUND, L.P.

                      By:  Oak Hill Securities GenPar, L.P. its General
                           Partner

                      By:  Oak Hill Securities MGP, Inc., its General Partner


                      By_____________________________________________
                        Name:
                        Title:


                      PNC BANK, NATIONAL ASSOCIATION

                      By_____________________________________________
                        Name:
                        Title:


                      SENIOR HIGH INCOME PORTFOLIO, INC.

                      By_____________________________________________
                        Name:
                        Title:

                                           SOCIETE GENERALE

                                           By__________________________________
                                             Name:
                                             Title:


                                           SUMMIT COMMERCIAL/GIBRALTAR CORP.

                                           By__________________________________
                                             Name:
                                             Title:


                                           TRANSAMERICA BUSINESS CREDIT
                                           CORPORATION

                                           By__________________________________
                                             Name:
                                             Title:


                                           U.S. BANK NATIONAL ASSOCIATION,
                                           formerly known as First Bank National
                                           Association

                                           By__________________________________
                                             Name:
                                             Title:


                                           WELLS FARGO BANK, N.A.

                                           By__________________________________
                                             Name:
                                             Title:

Acknowledged and Agreed:

WILLSCOT EQUIPMENT, LLC
    By: Williams Scotsman, Inc., as a Member
SPACE MASTER INTERNATIONAL, INC.
EVERGREEN MOBILE COMPANY


By__________________________
  Name:
  Title:
  On behalf of each of the above
  Subsidiary Guarantors